Net Loss Per Share Attributable to Common Stockholders - Summary of Basic and Diluted Net Loss Per Share Attributable to Common Stockholders (Detail) - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Earnings Per Share [Abstract]
Net loss		$ 62,742	$ 22,370	$ 29,086
Weighted-average shares used to compute net loss per share, basic and diluted	[1]	86,775,948	13,359,350	12,721,426
Net loss per share, basic and diluted	[1]	$ 0.72	$ 1.67	$ 2.29

[1]	Prior period results have been adjusted to reflect the exchange of Old Talkspace’s common stock for Talkspace’s common stock at an exchange ratio of approximately 1.134140 in June 2021 as a result of the Business Combination. See Note 3, “Business Combination” in the notes to the consolidated financial statements for further details.